UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 3, 2010

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1245 “Q” Street, Lincoln, Nebraska  68508
(Address of principal executive offices, including zip code)

(402) 475-2525
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As described in more detail under Item 2.01 of this Current Report on Form 8-K, on August 3, 2010, National Research Corporation, a Wisconsin corporation (“NRC”), acquired all of the issued and outstanding shares of stock and stock rights of Outcome Concept Systems, Inc., a Washington corporation (“OCS”).  OCS is a leading provider of clinical, financial and operational benchmarks and analytics to home care and hospice providers.  In connection with, and in order to finance a portion of the acquisition, on August 3, 2010 (but dated July 30, 2010), NRC issued an Installment or Single Payment Note (the “Term Note”) to U.S. Bank N.A. (“U.S. Bank”) under its Revolving Credit Agreement, originally dated as of May 26, 2006, with U.S. Bank (as amended and renewed on June 30, 2010, the “Credit Agreement”).  A more detailed description of the Term Note is set forth under Item 2.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 3, 2010, NRC acquired all of the issued and outstanding shares of stock and stock rights of OCS (the “Acquisition”).  The Acquisition was consummated in accordance with the terms and conditions of that certain Stock Purchase Agreement, dated as of August 3, 2010, by and among NRC, OCS and the holders of OCS’ shares of common stock and warrants to purchase such shares (the “Purchase Agreement”).

At the closing of the Acquisition, NRC paid a total of $16,310,492, of which a total of $1,575,000 was deposited in an escrow for indemnification, working capital adjustments and certain other potential claims or expenses following the closing.  $1,310,492 of the amount paid at the closing related to a preliminary determination of OCS’ working capital as of August 3, 2010, which is subject to further adjustment following the closing once the working capital of OCS as of that date is finally determined.

NRC financed the acquisition by using available cash on hand and by borrowing under its Credit Agreement, including the issuance of the Term Note.

The Purchase Agreement and the press release issued by NRC in connection with the closing of the Acquisition are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.  The representations and warranties contained in the Purchase Agreement were made by the parties to each other as of specific dates and the assertions embodied in these representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms.  Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 3, 2010, to finance a portion of the Acquisition, NRC borrowed $10.0 million under the Term Note and $1.3 million under its revolving credit note (the “Revolving Note”), dated June 30, 2010, under the Credit Agreement.  Borrowings under the Term Note are payable in 35 equal monthly installments of $121,190, with the balance of principal and interest payable on July 31, 2013.  NRC may prepay borrowings under the Term Note without penalty.  Borrowings under the Term Note bear interest at a rate of 3.79% per year.  The Revolving Note matures on June 30, 2011, and NRC may repay borrowings under the Revolving Note until then.  Borrowings under the Revolving Note bear interest at a variable rate equal to (a) 2.5% plus the daily reset one-month LIBOR rate or (b) 2.2% plus the one-, two-, three-, six- or twelve-month LIBOR rate.

In conjunction with the foregoing, on July 30, 2010, NRC also refinanced it prior December 19, 2008 note (with an original principal amount of $9.0 million and an interest rate of 5.20% per year), by issuing a new $6,901,553 Installment or Single Payment Note (the “Refinanced Note”) to U.S. Bank under its Credit Agreement.  Borrowings under the Refinanced Note are payable in 35 equal monthly installments of $80,104, with the balance of principal and interest payable on July 31, 2013.  NRC may prepay borrowings under the Refinanced Note without penalty.  Borrowings under the Refinanced Note bear interest at a rate of 3.79% per year.

The descriptions of the Credit Agreement and the Revolving Note set forth above are qualified by reference to the descriptions set forth in NRC’s Current Report on Form 8-K dated May 26, 2006, which are incorporated herein by reference.  The descriptions of the Term Note and the Refinanced Note set forth above are qualified in their entirety by reference to the Term Note and the Refinanced Note filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)           The required financial statements of OCS will be filed by amendment to this Current Report on Form 8-K not later than October 19, 2010 (which is 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed).

(b)          The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than October 19, 2010 (which is 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed).

(c)           Not applicable.

(d)          The exhibits listed in the accompanying exhibit index are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2010

NATIONAL RESEARCH CORPORATION

By:	/s/ Patrick E. Beans
Patrick E. Beans
Vice President, Treasurer, Secretary and Chief
Financial Officer

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated August 3, 2010

Exhibit
Number

(2.1)
Stock Purchase Agreement, dated as of August 3, 2010, by and among National Research Corporation, Outcome Concept Systems, Inc. and the holders of Outcome Concept Systems’ shares of common stock and warrants to purchase such shares.*

(4.1)	Installment or Single Payment Note, dated as of July 30, 2010, from National Research Corporation to U.S. Bank N.A. to fund a portion of the acquisition of Outcome Concept Systems, Inc.

(4.2)	Installment or Single Payment Note, dated as of July 30, 2010, from National Research Corporation to U.S. Bank N.A. to refinance the prior December 19, 2008 note of National Research Corporation.

(99.1)	Press Release of National Research Corporation, dated August 3, 2010, announcing the acquisition of Outcome Concept Systems, Inc.

*	The schedules to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.